UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        August 24, 2012

AMREP Corporation
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

300 Alexander Park, Suite 204, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (609) 716-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 13, 2012, the Company filed a Current Report on Form 8-K (the “August 13 8-K”), which is incorporated herein by reference, reporting that the loan in the outstanding principal amount of $16,214,000 (the “Loan”) from Compass Bank to the Company’s AMREP Southwest Inc. (“ASW”) subsidiary had been purchased by Kappa Lending Group, LLC (“Kappa Lending”), a company organized and wholly-owned by Nicholas G. Karabots, the Vice Chairman of the Company and beneficial owner of 45.9% of its outstanding Common Stock.

Effective as of  August 24, 2012, Kappa Lending and ASW executed the Second Amendment to Loan Agreement (the “Second Amendment”) and Second Modification dated August 24, 2012 to the Promissory Note dated December 17, 2009 (the “Second Note Modification”), formally documenting the agreement of Kappa Lending reported in the August 13 8-K extending the due date of the Loan from September 1, 2012 to December 1, 2012 on its existing terms, except that no payments of principal are required prior to that date.

The August 13 8-K also reported that the Company had been informed that Kappa Lending was to sell a 20% participation in the Loan to Albert V. Russo, a member of the Company’s Board of Directors and the holder, along with members of his family, of approximately 18.6% of the Company’s outstanding Common Stock.  The Company has been informed that the sale has been completed.

Copies of the Second Amendment and Second Note Modification are included as Exhibits 10.1 and 10.2 to this Current Report.  Such Exhibits are incorporated into these Items 1.01 and 2.03 by reference and their description in these Items is qualified by such reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Loan Agreement dated as of August 24, 2012 between AMREP Southwest Inc. and Kappa Lending Group, LLC.
10.2	Second Modification dated August 24, 2012 to the Promissory Note dated December 17, 2009 of AMREP Southwest Inc. payable to Kappa Lending Group, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation
(Registrant)

By: /s/ Peter M. Pizza
Peter M. Pizza
Vice President and
Chief Financial Officer

Date:  August 28, 2012

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Loan Agreement dated as of August 24, 2012 between AMREP Southwest Inc. and Kappa Lending Group, LLC.
10.2	Second Modification dated August 24, 2012 to the Promissory Note dated December 17, 2009 of AMREP Southwest Inc. payable to Kappa Lending Group, LLC.